UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2005

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  0-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

405 Park Avenue, Suite 1203	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2005, Donald Miller-Jones, the Chief Financial Officer of Moscow CableCom Corp. (the “Company”), submitted to the Board of Directors his resignation as Chief Financial Officer of the Company, to be effective not later than July 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Warren Mobley

Name: Warren Mobley
Title:  Chief Executive Officer

Date:  May 18, 2005

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